UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
September 10, 2009
Date of Report (Date of earliest event reported)

CLEARWIRE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-34196	56-2408571
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4400 Carillon Point,
Kirkland, WA	98033
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (425) 216-7600
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Clearwire Corporation (the “Company”) previously disclosed the departure of David Sach from the position of Chief Financial Officer of the Company in a Form 8-K filed on September 3, 2009. In connection with his departure, Mr. Sach will receive cash compensation from the Company in the amount of $1,000,000, plus health care benefits for one year, pursuant to the terms of his offer letter. Additionally, he will retain rights to 87,500 stock options and 37,500 restricted stock units, both convertible into shares of Class A common stock of the Company, vesting in February 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

CLEARWIRE CORPORATION
Dated: September 11, 2009	By:	/s/ Broady R. Hodder
Broady R. Hodder
Senior Vice President and General Counsel